Exhibit 99.1

 Investor Presentation  3rd Quarter 2018

 Forward-Looking Statements  The Company makes forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements may include statements regarding profitability, liquidity, adequacy of capital, the allowance for loan losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals. The words, “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties. Because of these uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes included in Part II, Item 8, and Item 1A. Risk Factors of the Company’s Form 10-K for the year ended December 31, 2017.  2

Company Overview


Romney
Winchester
Urbana
Ellicott City
Columbia
Leesburg
Rockville
Glen
Petersburg
Strasburg
Bethesda
Silver Spring
Chantilly
Arlington
Bowie
Woodstock
Manassas
Fairfax
Washington
Alexandria
Luray
Warrenton
Dale City
St Charles
Franklin
Harrisonburg
Culpeper
La Plata
Bridgewater
Chancellor
Fredericksburg
Chaptico
Ruckersville
Staunton
Waynesboro
Charlottesville
Montross
Stuarts Draft
Beaverdam
Tappahannock
Cunningham
Lexington
Lovingston
Ashland
Buena Vista
Saluda
Tuckahoe
Richmond
Buckingham
Lynchburg
Hopewell
Farmville
Rustburg
Petersburg
Cox Rd
Newport News
Charlotte Court House

- Community banking since 1907
- Ticker Symbol: FXNC (OTC Pink)
- Corporate offices in Strasburg and Winchester
- Operating primarily in 4 Virginia MSAs on the I-81, I-66 and I-64 corridors
  - $746 million in assets
  - $540 million in loans
  - $667 million in deposits
  - 15 branches, 1 LPO
- Personal banking, business banking, and wealth management services
- Strategy to grow total assets to > $1 billion by serving small businesses and individuals in like markets

3

 First National Outperformed Major Indices   Source: S&P Market Intelligence, as of September 30, 2018.  4

 Strategies to Build Shareholder Value  Deploy Cash and Securities into Loans   Serve Vibrant Virginia Markets  Maintain Low-Cost Deposit Portfolio  Attract and Retain Talented Employees  Accelerate Growth with Acquisitions    5  Grow Assets Without Adding Significant Overhead

 Grow Assets Without Adding Significant Overhead   6  * Acquired six bank branches in April 2015.Quarterly financial information is unaudited.  *  *

 Deploy Cash and Securities Into Loans  Source: S&P Market Intelligence. Peer median based on banks in Virginia with assets $500 million to $1 billion as of September 30, 2018.Quarterly financial information is unaudited.* Acquired six branches in April 2015.  7  *

 Serve Vibrant Virginia Markets   Virginia’s 2.9% unemployment rate is lower than the nation   1: Source: Virginia Employment Commission, April 20182: Source: Virginia Economic Development Partnership3: Source: S&P Market Intelligence includes Frederick, Shenandoah, Warren, Rockingham, Buckingham and Prince Edward Counties; Cities of Winchester, Staunton and Waynesboro; and all bank deposits within 3 miles of the Patterson Avenue (Richmond) First Bank office.  Diverse economies with large regional medical centers and higher education, including Virginia Commonwealth University, University of Richmond, Shenandoah University and Mary Baldwin University  Projected Population Growth: 2010 – 2020 1  Virginia is headquarters to 37 Fortune 1000 firms 2  Virginia ranked 5th “Best States for Business” ranking by Forbes  More than $9 billion deposits within First Bank’s branch footprint 3  8          Population Growth by MSA:Winchester 20%Richmond 13%Harrisonburg 12%Staunton-Waynesboro 8%

 Accelerate Growth with Acquisitions  Acquisition Opportunities in Virginia  Branch Acquisition Success  Six branches acquired in 2015 including $186 million in deposits  Hired Regional President and a market executive to deploy deposits into loans in Staunton - Waynesboro market area  Opened Loan Production Office and hired a market executive in Harrisonburg  22 thousand deposit accounts with 0.19% cost of deposits at closing  1 Source: S&P Market Intelligence as of September 30, 2018.  9

 Maintain Low Cost Deposit Portfolio  10  1 Peer median based on banks in Virginia with assets $500 million to $1 billion as of September 30, 2018. Quarterly financial information is unaudited.

 Deposits Provided a Source of Strength  11  1 Peer median based on banks in Virginia with assets $500 million to $1 billion as of September 30, 2018. Quarterly financial information is unaudited.  1

 Attract and Retain Talented Employees  12

 Tangible Book Value Per Share and Earnings Per Share  TBVPS  EPS  13  * Acquired six branches in April 2015.Quarterly financial information is unaudited.

 Performance Metrics  Return on Assets  Return on Equity  Efficiency Ratio  * Acquired six branches in April 2015. Quarterly financial information is unaudited.  Net Interest Margin  *  *  *  *  14

 Diversified Revenue  15  Dollars in millions. Quarterly financial information is unaudited.Noninterest income composition based on YTD 3Q18.

 Loan Portfolio and Improved Yield  16  1 Peer median based on banks in Virginia with assets $500 million to $1 billion as of September 30, 2018. Quarterly financial information is unaudited.  1

 Asset Quality  1 Peer median ratio was based on banks in Virginia with assets $500 million to $1 billion. Quarterly financial information is unaudited.  17  1

 Capital Position  Total Risk Based Capital  Tangible Common Equity  Leverage  Total risk based capital and leverage ratio are First Bank. Tangible common equity is First National Corporation.* Acquired six branches in April 2015.   *  *  *  18

 Investment Thesis  First National is among the most profitable banking companies headquartered in Virginia by ROA and ROEStrong liquidity and a low cost deposit portfolio has been a source of strength Branch offices primarily are located in 4 Virginia MSAs, with recent entry into Richmond, the third largest MSA in the State Largest deposit market share in Shenandoah County, its legacy market  19

 Appendix  20

Financial Performance

(dollars in thousands) except per share data	At or for the year ended, 12/31/2014	12/31/2015	12/31/2016	12/31/2017	9/30/18 YTD
Balance Sheet					
Assets	$518,165	$692,321	$716,000	$739,110	$746,454
Loans, net	371,692	433,475	480,746	516,875	535,020
Deposits	444,338	627,116	645,570	664,980	667,104
Tangible common equity	44,884	43,607	50,582	57,212	63,074
Balance Sheet Ratios					
Loans / Deposits	85.16%	70.00%	75.29%	78.53%	80.92%
TCE / TA	8.66%	6.32%	7.08%	7.75%	8.46%
Leverage ratio [1]	12.90%	8.12%	8.48%	8.46%	9.07%
Total capital ratio [1]	19.14%	13.86%	13.47%	13.12%	13.25%
Performance					
Net income [2]	$6,493	$1,542	$5,907	$6,448	$7,814
Diluted EPS	$1.32	$0.31	$1.20	$1.30	$1.58
ROAA	1.45%	0.41%	0.84%	0.89%	1.38%
ROAE	13.49%	4.58%	12.00%	11.57%	17.17%
Net interest margin	3.86%	3.52%	3.61%	3.77%	3.89%
Efficiency ratio	73.96%	80.92%	71.05%	66.42%	63.07%
Asset Quality					
NPAs / Assets	1.91%	0.94%	0.25%	0.17%	0.37%
NCOs / Avg loans	0.02%	0.27%	0.04%	0.02%	0.12%
Reserves / Loans	1.77%	1.26%	1.09%	1.02%	0.89%

[1] First Bank capital ratios.
[2] Net income available to common shareholders.

21

 Peer Comparison  22  Source: S&P Market Intelligence. Peers defined as banks in Virginia with assets $500 million and $1 billion as of 9/30/18. Ratios are for parent companies, if applicable, except capital ratios, which are for the parent’s bank subsidiary. Data is most recent quarter.  Return on Assets  Return on Equity  Efficiency Ratio  Net Interest Margin  Loans / Deposits  Cash & Securities / Deposits  NPAs / Assets  Reserves / Loans   Peer 0.95% FXNC 1.41%    Peer 10.2% FXNC 17.0%   Peer 67.3% FXNC 62.7%   Peer 3.84% FXNC 4.02%   Peer 92.2% FXNC 80.9%   Peer 17.0% FXNC 25.5%   Peer 1.08% FXNC 0.40%   Peer 0.96% FXNC 0.89%    Median of peer group    FXNC    1 standard deviation from the mean  1-4 Family / Loans  CRE & Multi / Loans  C&I / Loans  Non-interest bearing / Deposits  Savings & MMDA / Deposits  Time / Deposits  Total Risk-Based Capital  Leverage Ratio   Peer 29.0% FXNC 39.3%    Peer 42.3% FXNC 41.7%   Peer 10.0% FXNC 7.9%   Peer 25.2% FXNC 27.9%   Peer 32.1% FXNC 47.7%   Peer 29.9% FXNC 18.0%   Peer 14.4% First Bank 13.3%   Peer 10.8% First Bank 9.1%

 Stock Profile  Source: S&P Market Intelligence, data as of September 30, 2018.  Ticker symbol  FXNC  Exchange  OTC  Market price   $21.50  Common shares outstanding  4,946,925  Market capitalization  $106.4 million  Insider ownership  15.8%  Institutional ownership  9.2%  Quarterly cash dividend   $0.05, dividend yield 0.93%  Average volume (LTM)  1,708  Diluted EPS (LTM)  $1.84  Tangible book value per share   $12.73  23

Scott Harvard, President and CEO
(540) 465-6121
sharvard@fbvirginia.com

Shane Bell, Executive VP and CFO
(540) 465-6130
sbell@fbvirginia.com